UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 27, 2002
                                            -----------------------


                                AMPEX CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                           0-20292                      13-3667696
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(State or Other                 (Commission)                   (I.R.S. Employer
Jurisdiction of                 File Number)                   Identification
Incorporation)                                                   No.)


                1226 Douglas Avenue, Redwood City, CA 94063-3199
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             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code (415) 367-2011
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.    Other Events

           The Company has been notified by the American Stock Exchange ("Amex") that the Amex has accepted the Company's plan to attain compliance with the Amex's listing requirements no later than June 30, 2003, and accordingly, the Amex is continuing to list the Company's Class A shares pursuant to an extension. The Amex has advised the Company that it may initiate delisting proceedings at any time. A copy of a press release reporting the Amex's decision is filed with this Report and incorporated herein by reference.

Item 7 (c).Exhibits

           The Exhibit filed with this Report is listed on the Exhibit Index included elsewhere in this Report and incorporated by reference in this Item 7
(c).


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            AMPEX CORPORATION


Date:  July 2, 2002         By:  /s/ Craig L. McKibben
                                 ------------------------
                                 Craig L. McKibben
                                 Vice President, Chief Financial Officer
                                 and Treasurer


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                                INDEX TO EXHIBITS


Number                               Description
99                                   Press release of the Company
                                     dated June 27, 2002 regarding
                                     the Company's continued listing
                                     on the American Stock Exchange.